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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 8, 1996

                              --------------------

                           THE COOPER COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

                              --------------------

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
              Delaware                               1-8597                         94-2657368
    (State or other jurisdiction            (Commission File Number)       (IRS Employer Identification No.)
         of incorporation)

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       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (510) 460-3600
              (Registrant's telephone number, including area code)

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ITEM 5. Other Events.

On August 8, 1996, CooperVision, Inc., a subsidiary of The Cooper Companies, Inc. (the 'Company') issued a press release announcing plans to double the capacity of its contact lens manufacturing facility in Scottsville, New York. This release is filed as an exhibit hereto and is incorporated by reference herein.

ITEM 7. Financial Statements and Exhibits.

        (c) Exhibits.

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Exhibit
  No.     Description
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
  99.1    Press Release dated August 8, 1996 of CooperVision, Inc., a subsidiary of The Cooper Companies, Inc.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE COOPER COMPANIES, INC.

                                          By /s/ Stephen C. Whiteford
                                             ----------------------------
                                             Stephen C. Whiteford
                                             Vice President and
                                             Corporate Controller
                                             (Principal Accounting Officer)

Dated: August 13, 1996

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                                 EXHIBIT INDEX

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

Exhibit                                                                                        Sequentially
  No.     Description                                                                          Numbered Page
- --------  -----------                                                                          -------------

  99.1    Press Release dated August 8, 1996 of CooperVision, Inc., a subsidiary of The
          Cooper Companies, Inc.
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